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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                 Date of Report
                        (Date of earliest event reported)
                                 March 30, 2006

                             C&D Technologies, Inc.
             (Exact name of registrant as specified in its charter)


 Delaware                             1-9389                    13-3314599
-----------                 ---------------------------      ----------------
(State or other jurisdiction  (Commission File Number)       (I.R.S. Employer
of incorporation)                                            Identification No.)


1400 Union Meeting Road,
Blue Bell, Pennsylvania                                            19422
------------------------------------------------                ----------
(Address of principal executive offices)                        (Zip Code)

Registrant's telephone number, including area code:  (215) 619-2700

                                       N/A
   ---------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

 [ ] Written  communications  pursuant to Rule 425 under the  Securities Act
     (17 CFR 230.425)
 [ ] Soliciting  material pursuant to Rule 14a-12 under the
     Exchange  Act  (17  CFR  240.14a-12)
 [ ] Pre-commencement  communications
     pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR  240.14d-2(b))
 [ ] Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 1.01         Entry into Material Definitive Agreements.

     On March 30, 2006, the Company executed an Amendment No. 1 (the "Amendment"), to each of the Loan and Security Agreements, dated as of December 7, 2005 (the "Credit Agreements"). The Credit Agreements consist of (i) a Line of Credit facility (the "Credit Facility") in the principal amount of $75,000,000 and (ii) a Term Loan facility (the "Term Loan") in the principal amount of $50,000,000.

     The Credit Facility consists of a five-year senior revolving line of credit. The availability under the Credit Facility is determined by a borrowing base, is secured by a first lien on certain assets and initially bears interest at LIBOR plus 1.75% or Prime plus .25%. The Term Loan is a five and one half year term facility with one principal payment due in 2011. The Term Loan is secured by a second lien on certain assets and initially bore interest at LIBOR plus 6.75% or Prime plus 4.50%.

     The Amendment to each of these Credit Agreements was executed to prevent a possible future violation of the leverage ratio covenant under the Term Loan, and to provide greater flexibility with respect to this covenant. These amendments modified the definition of EBITDA under both Credit Agreements, changed the leverage ratio commencing February 28, 2006 through December 31, 2006 under the Term Loan and modified certain other definitions. In consideration of these changes, the Company paid a fee of $500,000 to the Term Loan lenders and $37,500 to the Credit Facility lenders. The Company also agreed to grant a security interest in the Company's real property located in Leola, Pennsylvania (battery plant) and Mansfield, Massachusetts (electronics plant), and an option to obtain a security interest in the Company's real property located in Conyers, Georgia (battery plant), for the benefit of the Credit Facility lenders and the Term Loan lenders. The Company also agreed to an increase in the interest rate on the Term Loan of .25% until such time as the leverage ratio falls below 3.0 as defined in the documents evidencing the Term Loan.


Item 9.01         Financial Statements and Exhibits.

Exhibit No.                        Exhibit Description

10.1 Amendment No. 1 to Loan and Security Agreement dated as of March 30, 2006 among C&D Technologies, Inc., C&D Technologies (Datel), Inc., C&D Technologies (CPS) LLC, the Guarantors identified on the signature pages thereto, the Lenders identified on the signature pages thereto and Wachovia Bank, National Association, a national banking association, in its capacity as agent for Lenders.

10.2 Amendment No. 1 to Loan and Security Agreement dated as of March 30,
     2006 among C&D Technologies, Inc., C&D Technologies (Datel), Inc., C&D Technologies (CPS) LLC, the Guarantors identified on the signature pages thereto, the Lenders identified on the signature pages thereto and Ableco Finance LLC, in its capacity as agent for Lenders.

SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         C&D TECHNOLOGIES, INC.


                                         By: /s/ Ian J. Harvie
                                         ---------------------------------------
                                         Vice President, Chief Financial Officer




Date:  April 5, 2005

                                  EXHIBIT INDEX


Exhibit No.                Description

10.1 Amendment No. 1 to Loan and Security Agreement dated as of March 30, 2006 among C&D Technologies, Inc., C&D Technologies (Datel), Inc., C&D Technologies (CPS) LLC, the Guarantors identified on the signature pages thereto, the Lenders identified on the signature pages thereto and Wachovia Bank, National Association, a national banking association, in its capacity as agent for Lenders.

10.2 Amendment No. 1 to Loan and Security Agreement dated as of March 30, 2006 among C&D Technologies, Inc., C&D Technologies (Datel), Inc., C&D Technologies (CPS) LLC, the Guarantors identified on the signature pages thereto, the Lenders identified on the signature pages thereto and Ableco Finance LLC, in its capacity as agent for Lenders.